Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 7, 2010, is entered into by and among WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company (“WFF”), as the co-lead arranger and administrative agent (in such capacity, “Agent”) for the Lenders (as defined below), Bank of America, N.A., as the co-lead arranger and syndication agent (in such capacity, “Syndication Agent”) for the Lenders, FINISAR CORPORATION, a Delaware corporation (“Parent”), and OPTIUM CORPORATION, a Delaware corporation, (“Optium” and Parent, each individually a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”).
RECITALS
     A. Borrowers, the lenders party thereto from time to time (the “Lenders”) and Agent, have previously entered into that certain Credit Agreement dated as of October 2, 2009 (as the same may be modified, supplemented or amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
     B. On the date hereof, Bank of America, N.A. is being designated as co-lead arranger and syndication agent for the Lenders and WFF is being designated as co-lead arranger for the Lenders.
     C. Borrowers have requested that Agent and the Lenders amend the Credit Agreement which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.
     D. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments to Credit Agreement.
          (a) The following definitions are hereby added to Schedule 1.1 of the Credit Agreement in alphabetical order:
          ““BofA” means Bank of America, N.A.”

““Subordinated Notes Reserve” means, as of any date of determination, a reserve in the amount of the then outstanding obligations owing by the Loan Parties under the Subordinated Notes and the Indentures and any Refinancing Indebtedness in respect thereof; provided, however, that the Subordinated Notes Reserve shall be deemed to be zero if the Subordinated Notes have been refinanced on terms and conditions satisfactory to Required Lenders, including, without limitation, a maturity date of no sooner than March 31, 2014.”
          (b) The definition of “2010 Event” set forth in Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety.
          (c) The definition of “Bank Product” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Bank Product” means any financial accommodation extended to Parent or its Subsidiaries by a Bank Product Provider (other than (x) pursuant to the Agreement and (y) equipment leases or financings and services and obligations related thereto) including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards (including so-called “procurement cards” or “P-Cards”), (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, (g) transactions under Hedge Agreements, or (h) e-payables.”
          (d) The definition of “Bank Product Provider” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Bank Product Provider” means Wells Fargo, BofA or any of their respective Affiliates.”
          (e) The definition of “Bank Product Reserve” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Bank Product Reserve” means, as of any date of determination, the amount of reserves that Agent has established (based upon the Bank Product Providers’ reasonable determination of the credit exposure of Parent and its Subsidiaries in respect of Bank Products as reported by such Bank Product Providers to Agent from time to time) in respect of Bank Products then provided or outstanding.”
          (f) Clause (g) of the definition of “Borrowing Base” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(g) the sum of (i) the Bank Product Reserve, (ii) the Subordinated Notes Reserve, (iii) the Credit Insurance Reserve, and (iv) the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.”
          (g) The definition of “Permitted Notes Redemption” contained in Schedule 1.1 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and placing a ”.“ at the end of clause (c) thereof.

          (h) Section 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i) the Maximum Revolver Amount less the Letter of Credit Usage at such time less the Subordinated Notes Reserve at such time, and”
          (i) The fourth sentence of Section 2.3(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“In any event: (x) if any Overadvance remains outstanding for more than 30 days, unless otherwise agreed to by the Required Lenders, Borrowers shall immediately repay the Advances in an amount sufficient to eliminate all such Overadvances, and (y) after the date all such Overadvances have been eliminated, there must be at least five consecutive days before Overadvances are made.”
          (j) Section 2.4(b)(ii)(H) of the Credit Agreement is hereby amended by: (1) deleting the “, and” immediately following clause (iii) thereof and inserting a “,” in lieu thereof and (2) deleting clause (iv) thereof.
          (k) Section 2.4(b)(ii)(I) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(I) ninth, ratably, to the Bank Product Providers, on account of all amounts then due and payable in respect of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral in an amount up to the amount the Bank Product Providers reasonably determine to be the credit exposure of Parent and its Subsidiaries in respect of Bank Product Obligations (which cash collateral shall be applied, ratably, to the payment or reimbursement of any amounts due and payable with respect to such Bank Product Obligations as and when such amounts first become due and payable and, if any such Bank Product Obligation is paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligation shall be reapplied pursuant to this Section 2.4(b)(ii), beginning with tier (A) hereof),”
          (1) Section 2.4(b)(ii)(J) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(J) tenth, to pay any other Obligations, and”
          (m) Section 2.4(b)(ii) of the Credit Agreement is hereby amended by adding following clause (K) immediately after clause (J) of such Section:
“(K) eleventh, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.”
          (n) Section 2.11(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Advances less the Subordinated Notes Reserve.”
          (o) The first sentence of Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“This Agreement shall continue in full force and effect for a term ending on October 2, 2013 (the “Maturity Date”).”
          (p) Section 9.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) apply conditions to the availability of Advances and Letters of Credit, or declare the Revolver Commitments terminated or reduced, whereupon the Revolver Commitments shall immediately be terminated or reduced, as applicable, together with any obligation of any Lender hereunder to make Advances and the obligation of the Issuing Lender to issue Letters of Credit.”
          (q) Clause (y) in the third sentence of Section 15.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(y) if the release is of Collateral having an aggregate book value in excess of $5,000,000 during any calendar year, all of the Lenders (without requiring the authorization of the Bank Product Providers), or”
          (r) The first sentence of Section 15.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows.
“(a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, set off against the Obligations, any amounts owing by such Lender to Parent or its Non-CFC Subsidiaries or any deposit accounts of Parent or its Non-CFC Subsidiaries now or hereafter maintained with such Lender.”
     2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:
          (a) Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.
          (b) Representations and Warranties. The representations and warranties set forth herein and in the Credit Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct.
          (c) Other Required Documentation. Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

     3. Representations and Warranties. Each Borrower represents and warrants as follows:
          (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate proceedings are necessary to consummate such transactions.
          (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.
          (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
          (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.
     4. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.
     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     6. Reference to and Effect on the Loan Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders without defense, offset, claim or contribution.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
     8. Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.
     9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     11. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FINISAR CORPORATION, a Delaware corporation
By:	/s/ S. K. Workman
	Title:	LFO
	Name:	S. K. Workman

OPTIUM CORPORATION, a Delaware corporation
By:	/s/ S. K. Workman
	Title:	LFO
	Name:	S. K. Workman

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Patrick McCormack
Title: Vice President
Name: Patrick McCormack

BANK OF AMERICA, NA., a national banking association, as a Lender
By:
Title:
Name:

7

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FINISAR CORPORATION, a Delaware corporation
By:
Title:
Name:

OPTIUM CORPORATION, a Delaware corporation
By:
Title:
Name:

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Patrick McCormack
Title: Vice President
Name: Patrick McCormack

BANK OF AMERICA, N.A., a national banking association, as a Lender
By:
Title:
Name:

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FINISAR CORPORATION, a Delaware corporation
By:
Title:
Name:

OPTIUM CORPORATION, a Delaware corporation
By:
Title:
Name:

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender
By:
Title:
Name:

BANK OF AMERICA, N.A., a national banking association, as a Lender
By:	/s/ Nima Rassouli
	Title:	Assistant Vice President
	Name:	Nima Rassouli